EXHIBIT 99.01


                   IN THE UNITED STATES BANKRUPTCY COURT

                        FOR THE DISTRICT OF DELAWARE


 - - - - - - - - - - - - - - - x

 In re                         :
                                  Chapter 11
 Levitz Furniture              :
   Incorporated, et al.,          Case No. 97-1842 (MFW)
                               :
                                  Jointly Administered
                     Debtors.  :

 - - - - - - - - - - - - - - - x

                ORDER, UNDER 11 U.S.C. SECTIONS 363, 365 AND
                1146(c) AND FED. R. BANKR. P. 6004 AND 6006
                 (I) AUTHORIZING SALE-LEASEBACK TRANSACTION
               FREE AND CLEAR OF LIENS, CLAIMS, ENCUMBRANCES,
                AND INTERESTS AND (II) DETERMINING THAT THE
                 SALE-LEASEBACK TRANSACTION IS EXEMPT FROM
               ANY STAMP, TRANSFER, RECORDING, OR SIMILAR TAX

           Upon the motion dated April 20, 1999 (the "Motion"), the above-captioned debtors and debtors-in-possession (the "Debtors")(1) moved for an order under sections 363, 365 and 1146(c) of chapter 11 of title 11 of the United States Code, 11 U.S.C. sections 101-1330 (as amended, the "Code"), and Fed. R. Bankr. P. 6004 and 6006 (I) approving (a) the sale of the Debtors' fee interest in certain owned properties (the "Fee Parcels"), (b) the sale, assumption and assignment of the Debtors' leasehold interest in certain nonresidential real properties further described in Exhibits 2 and 3 of the Agreement (the "Leases" and together with the Fee Parcels, the "Real Estate") and (c) the sale of the personal and intangible property located at the Real Estate (together with the Real Estate, the "Property") to Klaff Realty, LP, Lubert-Adler Capital Real Estate Fund II, L.P., Lubert-Adler Real Estate Fund II, L.P., and Lubert-Adler Parallel Fund II, L.P. or their designee(s) (collectively, the "Klaff-Adler") pursuant to a certain contract of sale with the Debtors, attached as "Exhibit A" to the Motion, as modified (the "Agreement"), free and clear of all liens, claims, encumbrances, restrictions and interests, (II) authorizing the Debtors to enter into a unitary lease with respect to the Property with Klaff-Adler (the "Levitz Lease" and together with the Agreement, the "Sale-Leaseback Documents") and (III) determining that the transaction pursuant to the Sale-Leaseback Documents (the "Sale-Leaseback Transaction") is exempt from any stamp, transfer, recording, or other similar tax; and upon a review of the objections to the Motion filed by Continental Assurance Company, State Farm Life Insurance Company, Aetna Life Insurance Company, State Street
 Bank and Trust Company, the Estate of James Campbell, and Noridge Associates; and after being advised of the informal objection by Fur-Fre Associates and Fur-Cal Associates (collectively, the "Objections"); and upon the record in these cases and the hearing on the Motion; and after due deliberation thereon; and good and sufficient cause appearing therefor; it is hereby

(1) Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the Agreement.

           FOUND THAT:

           A. Due and proper notice of the Motion has been given and no other or further notice is required;

           B. Each of the Debtors (i) is a corporation, duly organized, validly existing and in good standing under the laws of its respective state of incorporation and is duly qualified as a foreign corporation and is in good standing in each jurisdiction where a parcel of the Property is located and (ii) subject to Court approval, has the requisite corporate power and authority and the legal right to own, pledge, mortgage and operate its properties, to sell (or assign the leasehold interest in) the Property, to enter into the Agreement and the Levitz Lease;

           C. The execution, delivery and performance by the Debtors of each of the documents as part of the Sale-Leaseback Transaction are within the corporate powers of the Debtors, have been duly authorized by all necessary corporate action and do not (i) conflict with or result in a breach of, or constitute a default under (except to the extent waived by any of the Debtors' post-petition lenders), any material indenture, loan agreement, mortgage or deed of trust or any material lease, agreement or other instrument binding on any of the Debtors or any of their properties, or (ii) result in or require the creation or imposition of any lien upon any of the property of the Debtors;

           D. One or more of the Debtors are the owners of the Property and the Debtors have good, marketable and insurable fee or leasehold title to all of the Property (subject only to the Permitted Exceptions, as defined in the Agreement);

           E. One or more of the Debtors hold the leasehold interests in the Leases and the Leases are in full force and effect (including any options to purchase) and no default exists thereunder with respect to any material term, condition, covenant, payment obligation, or other obligations thereunder, whether pre-petition or post-petition in nature, on the part of any of the Debtors, except any event of default which exists as a result of the filing of these bankruptcy cases and which event of default may and shall be cured at closing of the Sale-Leaseback Transaction (the "Closing");

           F. The Levitz Lease is a "true" lease and is not a disguised financing or other arrangement.

           G. The rights to purchase certain of the properties under the Leases have not been terminated or waived, are transferrable and may be exercised in accordance with the terms of the respective Leases;

           H. Through marketing efforts and an auction process (the "Bidding Procedures"), the Debtors afforded interested potential purchasers a full, fair and reasonable opportunity to make a higher and better offer to purchase the Debtors' interests in the Property, but no higher and better offer has been made;

           I. The Debtors have exercised sound business judgment in deciding to sell and/or assume and assign their interests in the Property to Klaff-Adler;

           J. Klaff-Adler is not an "insider" of any of the Debtors, as that term is defined by Code section 101;

           K. The Debtors and Klaff-Adler negotiated the Sale-Leaseback Documents in good faith, without collusion, and at arm's length;

           L. The purchase price (the "Purchase Price") offered by Klaff-Adler for the Property is fair and reasonable;

           M. Each entity having a security interest in the Debtors' interest in the Property: (i) has consented to the sale of the Debtors' interest or is deemed to have consented to the sale; (ii) holds a security interest that is a lien and the price at which such property is being sold is greater than the aggregate value of all liens on such property; or (iii) each entity could be compelled in a legal or equitable proceeding to accept a money satisfaction of such interest; and, particularly, the Term Lenders and BT Commercial Corporation, as agent to the Lenders under the DIP Facility, have each expressly consented to the Debtors' entering into the Sale-Leaseback Transaction;

           N. The sale and/or assumption and assignment of the Property will reduce the Debtors' secured indebtedness and thereby facilitate the formulation and confirmation of a reorganization plan;

           O. The Debtors have, to the extent necessary, satisfied the requirements of Code sections 365(b)(1) and 365(f) in connection with the sale, assumption and assignment of the Leases;

           P. The Debtors and Klaff-Adler have, to the extent necessary, provided adequate assurances of future performance of the Leases, within the meaning of Code sections 365(b)(1)(C) and 365(f)(2), by, among other things, (i) agreeing under the Agreement that Klaff-Adler will take an assignment of the Leases (subject to the terms of the Leases unless otherwise modified by this Order) and (ii) requiring the Debtors to perform the obligations under the Leases under the Levitz Lease;

           Q.   No default of the type described in Code section
 365(b)(2)(D) exists under any of the Leases;

           R. Upon the assumption and assignment of the Leases, Klaff-Adler shall succeed to all the right, title and interest of the Debtors under the Leases and the Debtors shall be released from any liability or further performance under the Leases; provided, however, the Debtors will be bound by the terms of the Levitz Lease;

           S. The "Space Leases" described in exhibit 9 to the Agreement are each in full force and effect, no Space Lease has been modified or supplemented except (if at all) as set forth on exhibit 9 to the Agreement, no rent has been paid more than one month in advance by any tenant, and no tenant is entitled to any current defense, credit, allowance or offset against rental and the information set forth in exhibit 9 to the Agreement is true, correct and complete;

           T. No "Concession Agreement" described in exhibit 10 to the Agreement has been modified or supplemented except (if at all) as set forth on exhibit 10 to the Agreement, no licensee is entitled to any current defense, credit, allowance or offset against rental;

           U. No tenant under a Space Lease, landlord under a Lease, party to a Title Agreement (as that term is defined in the Agreement), or other person has any option, right of first refusal, redemption right, or other right to purchase any of the Property or any part thereof or interest therein and no landlord under any Lease has any right to cancel or terminate same or increase the rent payable thereunder by reason of any of the transactions set forth in the Sale-Leaseback Documents;

           V. The Leases described as "Overleases" in exhibit 6 to the Agreement comprise all the Leases presently existing for any parcels constituting the Property and each is in full force and effect, no Lease has been modified or supplemented, except (if at all) as set forth in exhibit 6 to the Agreement, the Debtors have delivered to Klaff-Adler true, correct and complete copies of each instrument constituting any Lease, no rent has been paid more than one (1) month in advance by the Debtors, and all rent and/or additional rent due to date under any Lease has been paid, the information set forth in exhibit 6 to the Agreement is true, correct and complete;

           W. The Debtors' entering into the Levitz Lease is an exercise of their sound business judgment and is in the best interest of their estates and creditors; and

           X. The relief requested in the Motion is necessary and appropriate to assist the reorganization of the Debtors' business and in the best interests of the Debtors, their estates and their creditors;

           Y. The Objections having been resolved by the Debtors and the respective objecting parties either withdrawn or settled pursuant to this Order; and it is therefore,

           ORDERED, ADJUDGED AND DECREED THAT:

           1. The Motion is granted in all respects, and the terms and conditions of the Sale-Leaseback Documents are hereby approved.

           2. One or more of the Debtors is the tenant under the Leases and the Leases are in full force and effect.

           3. The lessors under the respective Leases, having been provided due and sufficient notice of the Motion and the terms of the Agreement and the Levitz Lease, are hereby forever estopped from asserting
 (i) that the rights and obligations under the Leases are other than as set forth in the Leases, as identified in exhibit 6 to the Agreement, and (ii) that one or other of the Debtors may not remain as a tenant under the terms and conditions set forth in the Levitz Lease.

           4. Pursuant to Code sections 363(b) and 365, the Debtors are hereby authorized to sell and/or assume and assign their interest in the Property to Klaff-Adler in accordance with the terms and conditions of the Agreement.

           5. Pursuant to Code section 363(b), the Debtors are hereby authorized to enter into the Levitz Lease in accordance with the terms thereof.

           6. Pursuant to Code section 363(f), upon the closing under the Agreement, Klaff-Adler's interest in the Property shall be free and clear of (a) all mortgages, security interests, conditional sale or other title retention agreements, pledges, liens, judgments, demands, encumbrances, easements, restrictions, including operating covenants and financing restrictions, rights of first refusal or charges of any kind or nature, if any, including, but not limited to, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership (collectively, "Interests"), and (b) all debts arising in any way in connection with any acts, or failures to act, of the Debtors or the Debtors' predecessors or affiliates, claims (as that term is defined in the Code), obligations, demands, guaranties, options, rights, contractual commitments, restrictions, interests and matters of any kind and nature, whether arising prior to or subsequent to the commencement of these cases, and whether imposed by agreement, understanding, law, equity or otherwise (collectively, the "Claims"), with all such Interests and Claims to attach to the proceeds of the sale and/or assumption and assignment of the Property in the order of their priority, with the same validity, force and effect that they now have as against the Property, subject to any claims and defenses the Debtors may possess with respect thereto; provided, however, that notwithstanding anything contained herein, only Section 5.1(a) of the lease with The Estate of James Campbell ("Campbell") dated March 1, 1979 (including the Rider and any amendments thereto, the "La Puente Lease") shall be amended upon the assumption and assignment of the La Puente Lease to Klaff-Alder or its designee and only to the extent of striking and deleting "under the trade name 'Levitz Furniture'" in the first sentence of Section 5.1(a) and the La Puente Lease shall not be further amended, modified or changed by this Order. The Debtors shall not be responsible to Klaff-Adler or its designee for the payment of the Cost Reimbursement or other costs as a result of the provisio added to this paragraph with respect to the amendment to Section 5.1(a) of the La Puente Lease.

           7. As part of the adequate assurances of future performance under section 365(b)(1)(C) to be provided to Campbell in connection with the assumption and assignment of the La Puente Lease and to Noridge Associates ("Noridge") in connection with the assumption and assignment of the lease with Noridge Associates (the "Noridge Lease"), Lubert-Adler Real Estate Fund II, L.P. or the related entity which was represented at the hearing as having committed capital and credit of approximately $300,000,000 (the "Guarantor") shall issue to each of Noridge and Campbell a guaranty, which guaranty shall (i) run through the end of the respective current terms of the La Puente Lease and the Noridge Lease, (ii) be in a form reasonably acceptable to the respective parties, and (iii) guaranty the obligations under the respective Leases up to $5,000,000.

           8. Pursuant to Code section 1146(c), the making, delivery, filing or recording of any deeds, assignments or other transfer documents (the "Transfer Instruments") of the Property, including but not limited to the Levitz Lease, shall not be taxed under any law imposing a recording tax, stamp tax, transfer tax or similar tax, including, without limitation, any transfer or recordation tax applicable to deeds and/or security interests. All filing and recording officers are hereby directed to accept for filing or recording, and to file or record immediately upon presentation thereof, the Transfer Instruments without payment of any such taxes. This Court retains jurisdiction to enforce the foregoing direction.

           9. Klaff-Adler is a good-faith purchaser entitled to the protection of Code section 363(m) in the event that this Order is revised or modified on appeal.

           10. The Purchase Price for the Property is fair and reasonable and may not be avoided under Code section 363(n);

           11. Pursuant to Code section 365(k), upon the assumption and assignment of the Leases by the Debtors to Klaff-Adler, the Debtors and their estates shall be relieved from any and all liability for any breach of the Leases occurring after the assignment to Klaff-Adler; provided, however, that the Debtors will remain obligated under the terms of Levitz Lease.

           12. Other than the Court approval granted herein and, notwithstanding anything to the contrary in any of the Leases or any other documents or statements related to the Leases, the Debtors are hereby authorized to enter into the Levitz Lease and the assignment and sublease of the Property to the Debtors by Klaff-Adler under the Levitz Lease is hereby deemed valid and enforceable against the Debtors, Klaff-Adler, all landlords to the Leases and all other affected third parties; provided, however, that with respect to the Leases on the Redondo Beach and Fresno store locations respectively, the Levitz Lease (i) shall not serve to extend the term of occupancy beyond that prescribed by the Redondo Beach and Fresno Leases, including any option periods, and (ii) shall not permit the Debtors or Klaff-Adler to take any action to create any mortgage, lien, encumbrance or charge on, pledge of, or conditional sale with respect to the leased premises in contravention of the terms of the Redondo Beach and Fresno leases; provided further, however, that notwithstanding anything to the contrary in this Order or in any of the documents implementing the transactions under this Order, the Levitz Lease or any other sublease of the premises located at 19350 Nordhoff Avenue, Northridge, California (the "Northridge Property") shall be expressly subject to the terms and provisions of the Lease and Sublease Agreement with Noridge Associates dated May 1, 1972 and any amendments or modifications thereto (the "Noridge Lease"); and provided further that nothing contained in this Order or any of the documents implementing the transactions under this Order shall release the Debtors from any liability they will have or may have to Noridge Associates under applicable state law as a result of their becoming a subtenant under the Noridge Lease pursuant to the Levitz Lease and/or as a result of their occupancy of the Northridge Property.

           13. The Debtors and Klaff-Adler and their respective officers, employees, and agents, are hereby authorized to execute such documents and do such acts as are necessary or desirable to carry out the transactions contemplated by the terms and conditions of the Agreement, the Levitz Lease and this Order, including making any necessary changes to the Sale-Leaseback Documents so as to effectuate the modifications and alterations set forth in this Order or as specified on the record on the hearing on the Motion.

           14. The State Farm Objection has been resolved and the Debtors are hereby authorized to pay State Farm an amount equal to the principal and accrued contract interest due as of the closing date for the Sale-Leaseback Transaction (which amount is projected to be $1,948,722.75 as of the June 2, 1999 closing date) and to set aside $265,000 from the proceeds of the Sale-Leaseback Transaction to be held in escrow pending a resolution of any dispute regarding the amount of State Farm's claim for accrued default interest and attorneys' fees and costs and any funds remaining after such resolution shall be paid to BTCC, as defined below.

           15. The Debtors are authorized and directed to remit all Net Cash Disposition Proceeds (as defined in the DIP Facility) from the transactions authorized herein in the following order and priority: first, to the holders of term loans (the "Term Lenders") under the Debtors' debtor-in-possession financing agreement (the "DIP Facility") to completely pay down and satisfy all of the Debtors' obligations (including, without limitation, reasonable attorneys' fees and costs as provided in the DIP Facility and any amendments thereto) under the term loans under the DIP Facility (the "Term Loans")(the amount of such obligations to be confirmed with and agreed to by BTCC in good faith and in accordance with the DIP Facility), pursuant to the tenth amendment to the DIP Facility (the "Tenth Amendment") (it being understood that such payment is to be made against receipt by the Debtors from the Term Lenders of a fully executed "payoff" letter in substantially the form provided by BTCC to the Term Lenders as of the date hereof and reasonably acceptable to BTCC) and, second, to the extent Net Cash Disposition Proceeds are remaining after satisfying the Term Loans, to BT Commercial Corporation ("BTCC"), as agent for the lenders under the DIP Facility, to be applied in accordance with its terms, as amended by the Tenth Amendment. BTCC's and the Majority Term Lenders' release of liens on and security interest in the Debtors' interest in the Property and the Term Lenders' consent to the consummation of the Sale-Leaseback Transaction is expressly conditioned upon the complete satisfaction of the Term Loans, first, and BTCC's receipt of such remaining net proceeds.

           16. So long as any particular Lease is not in default with respect to any of the obligations and covenants pursuant to the subject Lease beyond any applicable grace periods thereunder, each fee mortgagee for the property covering such Lease is hereby deemed to have consented to or agreed for itself and for its successors in interest and for any purchaser of the underlying fee interest upon a foreclosure of the mortgage, that the tenant's possession of the premises as described in such Lease, as said term may be extended pursuant to the terms of the Lease or said premises may be expanded as specified in the Lease, and that the successor in interest to the rights and obligations of the landlord thereunder will abide by the provisions of the Lease, notwithstanding any other provisions of such fee mortgage.

           17. Upon consummation of the Sale-Leaseback Transaction, Klaff-Adler or its designee shall have the ability to exercise any purchase rights under the Leases in accordance with the terms of the respective Leases.

           18. All parties that have been given notice of the Motion, including but not limited to all lessors to the Leases, parties to any Space Leases or Concession Agreements and brokers, are hereby forever estopped from asserting any rights contrary to the findings or provisions set forth in this Order.

           19. In the event the roof work and environmental remediation work set forth in sections 4.8 and 4.9 of the Agreement are not completed prior to the date of confirmation of a reorganization plan in these cases (the "Plan"), the Plan shall provide that Klaff-Adler has an allowed super-priority administrative claim (to the extent provided for in sections 4.8 and 4.9 of the Agreement) which claim, if any, shall have priority over any and all administrative expenses of the kind specified in Code sections 503(b) or 507(b), except that such claims shall be subordinate to any super-priority administrative claims of the Bank Group.

           20. This Court shall retain jurisdiction to decide any disputes arising between Klaff-Adler, all landlords under the Leases, the Debtors and any other affected parties with respect to the Agreement, the Levitz Lease or this Order.

 Dated:    Wilmington, Delaware
           May 19, 1999



                                     /s/ Mary F. Walrath
                                     -----------------------------------
                                     Honorable Mary F. Walrath
                                     United States Bankruptcy Judge